Exhibit 10.198

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

FIFTEENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Fifteenth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Fifteenth Amendment”) is made and entered into as of this 29th day of December, 2011 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** transponders on Galaxy 18; *** transponder on Galaxy 18; *** transponders on Horizons 1; and *** Transponder Segment on Horizon-1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to modify the Capacity Term for certain of  *** Transponder Capacity on Galaxy18.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Capacity Term. The Capacity Term for the Galaxy 18 *** Transponder, migrated from Galaxy 13 effective ***, currently transponder *** is extended to ***.

3.
Section 3.1, Monthly Fee.  Commencing on ***, the Monthly Fee for the above referenced transponder shall be increased to US$*** per month.  The Monthly Fee includes the fee of $*** for telemetry, tracking and command and $*** for *** protection as described in Articles 14 and 15.

4.	Migration. The parties agree that Customer will be vacating its transponder *** on Galaxy 18 effective *** and Intelsat will migrate the service currently on transponder *** to ***.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Twelfth Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                           GCI COMMUNICATION CORP.

By:           _/s/ Patricia Casey_______                                                                                              By:  _/s/ Jimmy R. Sipes___________
Name:           _Patricia Casey_________                                                                                          Name:  _Jimmy R. Sipes___________
Title:	_Senior VP and Deputy General Counsel_	Title: _VP Network Services and Chief Engineer_